Exhibit 99.1
NEWS RELEASE

35 m+

FOR IMMEDIATE RELEASE

Helios Technologies Reports Second Quarter 2026 Results; Profitable Sales Growth Momentum Continues, Raising Full Year 2026 Outlook

•
Grew 2Q26 sales to $232 million, up 9% over prior year period or 16% growth on a pro-forma basis for divestiture and foreign exchange (FX) impact; Electronics +19% and Hydraulics +14% pro forma
•
Expanded 2Q26 gross profit over prior year period by $13 million, which includes $1 million benefit from net IEEPA tariff refunds; gross margin of 34.6% was 280 bps higher than prior year period
•
Delivered 2Q26 diluted EPS of $0.66 up 94% and adjusted diluted EPS of $0.88, up 49% over prior year period
•
Generated a second quarter record $42 million in cash from operations, up 13%, and $31 million of free cash flow in the second quarter
•
Reduced net-debt-to-adjusted EBITDA leverage ratio to 1.4x down from 2.6x in the prior-year period
•
Paid 118th consecutive cash dividend to shareholders; Repurchased $6.0 million of Company's common stock in second quarter; Total dollars returned to shareholders over the last twelve months up 71% over prior period
•
Raising the FY2026 outlook - at midpoint implies the Company's highest annual sales in its history

SARASOTA, FL, August 10, 2026 — Helios Technologies, Inc. (NYSE: HLIO) (“Helios” or the “Company”), a global leader in highly engineered motion control and electronic controls technology, today reported financial results for the second quarter ended July 4, 2026.

“We extended the momentum we built to start the year and delivered another strong quarter, with second quarter sales at the high end of our guidance range and adjusted earnings exceeding the top end of our guidance. This marks our fourth consecutive quarter of double-digit pro-forma sales and order intake growth, demonstrating that the strategic actions we've taken over the past two years are translating into sustained operating and financial performance. Our continued margin expansion is an outcome of our volume outperformance, innovative products, and operating leverage gains. The commercial success reflects both the investments we've made in customer-facing capabilities and the product portfolio across our operating companies. We generated record second quarter and first half operating cash flow, have debt and leverage levels at multi-year lows, and returned incremental capital to shareholders through our long-standing dividend and ongoing share repurchases,” said Sean Bagan, President & Chief Executive Officer of Helios.

“The first half performance positions us well as we enter the second half of the year to continue to deliver progress toward The CORE Strategy and our 2030 financial targets. We remain focused on disciplined execution, strengthening our customer-centric go-to-market engine, and advancing our innovation and operational excellence initiatives. Supported by our strong cash generation and an ROIC-focused approach to capital allocation, we believe Helios is well positioned to navigate a range of macro environments, while continuing to create long-term shareholder value,” he concluded.

Helios Technologies Reports Second Quarter 2026 Results; Profitable Sales Growth Momentum Continues, Raising Full Year 2026 Outlook

August 10, 2026 Page 2 of 15

Hydraulics Segment Summary

(Refer to sales by geographic region and segment data in accompanying tables)

Hydraulics	For The Three Months Ended
($ in millions) (Unaudited)	July 04, 2026	June 28, 2025	Change		% Change
Net sales
Americas	$57.2	$54.2	$3.0		6%
EMEA	51.8	46.1	5.7		12%
APAC	37.4	40.6	(3.2)		(8%)
Total segment sales	$146.4	$140.9	$5.5		4%
Gross profit	$50.6	$46.5	$4.1		9%
Gross margin	34.6%	33.0%	160	bps
SEA expenses	$21.7	$21.5	$0.2		1%
Operating income	$28.9	$25.0	$3.9		16%
Operating margin	19.7%	17.7%	200	bps

General note: items may not sum or recalculate due to rounding

Electronics Segment Summary

(Refer to sales by geographic region and segment data in accompanying tables)

Electronics	For The Three Months Ended
($ in millions) (Unaudited)	July 04, 2026	June 28, 2025	Change		% Change
Net sales
Americas	$63.0	$53.7	$9.3		17%
EMEA	9.1	8.5	0.6		7%
APAC	13.4	9.4	4.0		43%
Total segment sales	$85.5	$71.6	$13.9		19%
Gross profit	$29.6	$21.0	$8.6		41%
Gross margin	34.6%	29.3%	530	bps
SEA expenses	$18.4	$15.1	$3.3		22%
Operating income	$11.2	$5.9	$5.3		90%
Operating margin	13.1%	8.2%	490	bps

General note: items may not sum or recalculate due to rounding

Helios Technologies Reports Second Quarter 2026 Results; Profitable Sales Growth Momentum Continues, Raising Full Year 2026 Outlook

August 10, 2026 Page 3 of 15

Second Quarter 2026 Consolidated Results

	For The Three Months Ended
($ in millions, except per share data) (Unaudited)	July 04, 2026	June 28, 2025	Change		% Change
Net sales	$231.9	$212.5	$19.4		9%
Gross profit	$80.2	$67.5	$12.7		19%
Gross margin	34.6%	31.8%	280	bps
Operating income	$32.5	$21.9	$10.6		48%
Operating margin	14.0%	10.3%	370	bps
Non-GAAP adjusted operating margin*	17.8%	15.0%	280	bps
Net income	$21.9	$11.4	$10.5		92%
Diluted EPS	$0.66	$0.34	$0.32		94%
Non-GAAP adjusted net income	$29.2	$19.5	$9.7		50%
Non-GAAP adjusted diluted EPS*	$0.88	$0.59	$0.29		49%
Adjusted EBITDA*	$49.3	$39.5	$9.8		25%
Adjusted EBITDA margin*	21.2%	18.6%	260	bps

General note: items may not sum or recalculate due to rounding

* Adjusted numbers are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP. Nevertheless, Helios believes that providing these specific Non-GAAP figures are important for investors and other readers of Helios financial statements, as they are used as analytical indicators by Helios management to better understand operating performance. These Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP and should not be considered a substitute for GAAP. Please carefully review the attached Non-GAAP reconciliations to the most directly comparable GAAP measures and the related additional information provided throughout. Because these metrics are Non-GAAP measures and are thus susceptible to varying calculations, these figures, as presented, may not be directly comparable to other similarly titled measures used by other companies.

Raising Full Year 2026 and Establishing Third Quarter 2026 Outlook1

Jeremy Evans, Executive Vice President, Chief Financial Officer, commented, “As we look to the second half of 2026, we do so from a position of strength, built on solid execution in the first half. We increased sales 16% on a pro-forma basis in the second quarter, expanded adjusted EBITDA margin above 21%, and continued to deliver significant year-over-year growth in earnings per share. While we remain mindful of the tougher comparisons in the back half and ongoing external factors, including geopolitical uncertainty, tariff dynamics, and broader inflationary pressures, our confidence in the business, new business wins, and our visibility into near-term demand support raising the full year outlook for sales and earnings. We will stay focused on disciplined operational execution and investing in high-return opportunities, positioning the Company for continued growth consistent with The CORE Strategy's 2030 targets."

The following provides the Company’s expectations for 2026 as of August 10, 2026. This assumes constant currency, based on ending second quarter 2026 foreign exchange rates.

	Prior FY26 Outlook	New FY26 Outlook	3Q26 Outlook
Sales	$840 to $870 million	$880 to $900 million	$215 to $222 million
Adjusted EBITDA margin	19.5% to 21.0%	20.2% to 21.0%	19.8% to 20.6%
Adjusted diluted EPS	$2.75 to $3.00	$3.05 to $3.25	$0.70 to $0.77

1 Reference "Second Quarter 2026 Earnings Presentation" slides for details and assumptions.

Forward-looking Adjusted EBITDA Margin and adjusted diluted EPS represent Non-GAAP financial measures. The Company has presented the comparable GAAP figures in the tables that follow. See comments on reconciliation of forward-looking non-GAAP financial measures in the Forward-Looking Information included in this release describing the safe harbor provided within the meaning of Section 21E of the Securities Exchange Act of 1934.

Helios Technologies Reports Second Quarter 2026 Results; Profitable Sales Growth Momentum Continues, Raising Full Year 2026 Outlook

August 10, 2026 Page 4 of 15

Webcast

The Company will host a conference call and webcast tomorrow, Tuesday, August 11, 2026, at 9:00 a.m. Eastern Time to review its financial and operating results and discuss its outlook. A question-and-answer session will follow. The conference call can be accessed by calling (201) 689-8573. The audio webcast will be available at www.heliostechnologies.com.

A telephonic replay will be available from approximately 1:00 p.m. ET on the day of the call through
Tuesday, August 25, 2026. To listen to the archived call, dial (412) 317-6671 and enter conference ID number 13761179. The webcast replay will be available in the investor relations section of the Company’s website at www.heliostechnologies.com.

About Helios Technologies

Helios Technologies is a global leader in highly engineered motion control and electronic controls technology, providing premium products that ensure safety, reliability, and seamless connectivity to diverse end markets including agriculture, construction, data centers, energy, health and wellness, industrial, marine, material handling, and recreational vehicles. Helios sells its products to customers in over 80 countries around the world. Its strategy is to be a diversified, customer-centric global enterprise distinguished by innovation, operational speed, and a high-performance culture. The Company has paid a cash dividend to its shareholders every quarter since becoming a public company in 1997. For more information please visit: www.heliostechnologies.com and follow us on LinkedIn.

FORWARD-LOOKING INFORMATION

This news release contains “forward‐looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward‐looking statements involve risks and uncertainties, and actual results may differ materially from those expressed or implied by such statements. They include statements regarding current expectations, estimates, forecasts, projections, our beliefs, and assumptions made by Helios Technologies, Inc. (“Helios,” the “Company,” "we," "us," or "our"), its directors or its officers about the Company and the industry in which it operates, and assumptions made by management, and include among other items, (i) the Company’s strategies regarding growth, and improving margins, including its intention to develop new products and undertake acquisitions and divestitures; (ii) the Company's strategy and progress toward The CORE Strategy and 2030 financial targets; (iii) the effectiveness of creating the Centers of Excellence; (iv) its financial plans, results, outlook, and guidance, including expectations for sales, margins, and earnings per share; (v) trends affecting the Company’s financial condition or results of operations; (vi) the Company’s ability to continue to control costs and to meet its liquidity and other financing needs; (vii) the Company’s ability to declare and pay dividends; (viii) the Company’s ability to respond to changes in customer demand domestically and internationally, including as a result of the cyclical nature of the business; (ix) the Company's expectations regarding its capital allocation strategy, including share repurchases and debt reduction; and (x) the Company's ability to mitigate the impacts of changes in trade policy, tariffs and related regulatory developments on our business. In addition, we may make other written or oral statements, which constitute forward-looking statements, from time to time. Words such as “may,” “expects,” “projects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words, and similar expressions are intended to identify such forward-looking statements. Similarly, statements that describe our future plans, objectives or goals also are forward-looking statements. These statements are not guarantees of future performance and are subject to a number of risks and uncertainties. Our actual results may differ materially from what is expressed or forecasted in such forward-looking statements, and undue reliance should not be placed on such statements. All forward-looking statements are made as of the date hereof, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from what is expressed or forecasted in such forward‐looking statements include, but are not limited to, (i) the Company’s ability to respond to global economic trends and changes in customer demand domestically and internationally, including as a result of standardization and the cyclical nature of our business, which can adversely affect the demand for capital goods; (ii) supply chain disruption and the potential inability to procure goods; (iii) conditions in the capital markets, including the interest rate environment and the continued availability of capital on terms acceptable to us, or at all (or hyperinflation); (iv) global and regional economic and political conditions, including trade policy, tariffs and other trade barriers, inflation, exchange rates, changes in the cost or availability of energy, transportation, the

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availability of other necessary supplies and services and recession; (v) changes in the competitive marketplace that could affect the Company’s revenue and/or cost basis, such as increased competition, lack of qualified engineering, marketing, management or other personnel and increased labor and raw materials costs; (vi) risks related to the development, introduction, and market acceptance of new products and technologies, including the integration of artificial intelligence into our operations and products; (vii) health epidemics, pandemics and similar outbreaks, which may have material adverse effects on our business, financial position, results of operations and/or cash flows; (viii) risks related to our international operations, including the potential impact from the ongoing geopolitical conflicts in Ukraine and the Middle East; (ix) new product introductions, product sales mix and the geographic mix of sales nationally and internationally; and (x) stakeholders’, including regulators’, views regarding our environmental, social and governance goals and initiatives, and the impact of factors outside of our control on such goals and initiatives. Further information relating to additional factors that could cause actual results to differ from those anticipated is included but not limited to information under the heading Item 1. “Business” and Item 1A. “Risk Factors” in the Company’s Form 10-K for the year ended January 3, 2026, filed with the Securities and Exchange Commission (SEC) on March 3, 2026, as well as any subsequent filings with the SEC.

Helios has presented Non-GAAP measures including adjusted operating income, adjusted operating margin, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, net debt-to-adjusted EBITDA, adjusted net income, adjusted diluted earnings per share, adjusted net income per diluted share, free cash flow, adjusted free cash flow, adjusted free cash flow conversion, sales in constant currency, and pro-forma sales. Helios believes that providing these specific Non-GAAP figures are important for investors and other readers of Helios financial statements, as they are used as analytical indicators by Helios management to better understand operating performance. The determination of the amounts that are excluded from these Non-GAAP measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income recognized in a given period. You should not consider the inclusion of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. Please carefully review the Non-GAAP reconciliations to the most directly comparable GAAP measures and the related additional information provided throughout. Because these metrics are Non-GAAP measures and are thus susceptible to varying calculations, these figures, as presented, may not be directly comparable to other similarly titled measures used by other companies.

This news release also presents forward-looking statements regarding Non-GAAP measures, including adjusted EBITDA margin and adjusted diluted earnings per share. The Company is unable to present a quantitative reconciliation of these forward-looking Non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort or expense. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company’s 2026 financial results. These Non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between the Company’s actual results and preliminary financial data set forth above may be material.

For more information, contact:

Tania Almond

Vice President, Investor Relations & Corporate Communication

(941) 362-1333

tania.almond@HLIO.com

Deborah Pawlowski

Alliance Advisors IR

(716) 843-3908

dpawlowski@allianceadvisors.com

Financial Tables Follow:

Helios Technologies Reports Second Quarter 2026 Results; Profitable Sales Growth Momentum Continues, Raising Full Year 2026 Outlook

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HELIOS TECHNOLOGIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions, except per share data)

(Unaudited)

	For The Three Months Ended			For The Six Months Ended
	July 04, 2026	June 28, 2025	% Change	July 04, 2026	June 28, 2025	% Change
Net sales	$231.9	$212.5	9%	$460.3	$408.0	13%
Cost of sales	151.7	145.0	5%	305.2	280.6	9%
Gross profit	80.2	67.5	19%	155.1	127.4	22%
Gross margin	34.6%	31.8%		33.7%	31.2%

Selling, engineering and administrative expense	40.2	37.3	8%	77.6	71.9	8%
Amortization of intangible assets	7.5	8.3	(10)%	15.1	16.5	(8)%
Operating income	32.5	21.9	48%	62.4	39.0	60%
Operating margin	14.0%	10.3%		13.6%	9.6%

Interest expense, net	4.7	7.0	(33)%	9.8	14.4	(32)%
Foreign currency transaction loss, net	0.1	0.5	(80)%	(0.5)	0.6	(183)%
Other non-operating (income) expense, net	(0.4)	(0.5)	(20)%	(0.6)	(0.4)	50%
Income before income taxes	28.1	14.9	89%	53.7	24.4	120%
Income tax provision	6.2	3.5	77%	12.1	5.8	109%
Net income	$21.9	$11.4	92%	$41.6	$18.6	124%

Net income per share:
Basic	$0.66	$0.34	94%	$1.26	$0.56	125%
Diluted	$0.66	$0.34	94%	$1.25	$0.56	123%

Weighted average shares outstanding:
Basic	33.0	33.3		33.1	33.3
Diluted	33.2	33.3		33.2	33.4

Dividends declared per share	$0.12	$0.09		$0.24	$0.18

Helios Technologies Reports Second Quarter 2026 Results; Profitable Sales Growth Momentum Continues, Raising Full Year 2026 Outlook

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HELIOS TECHNOLOGIES

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)

	July 04, 2026	January 03, 2026
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$68.0	$73.0
Accounts receivable, net of allowance for credit losses of $3.5 and $1.4	140.6	116.0
Inventories, net	194.0	188.6
Income taxes receivable	9.7	15.4
Other current assets	26.4	21.9
Total current assets	438.7	414.9
Property, plant and equipment, net	209.6	206.6
Deferred income taxes	2.2	1.9
Goodwill	491.5	498.1
Other intangible assets, net	350.3	369.9
Other assets	23.7	23.1
Total assets	$1,516.0	$1,514.5
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$87.9	$75.6
Accrued compensation and benefits	19.9	23.3
Other accrued expenses and current liabilities	33.8	23.0
Current portion of long-term non-revolving debt, net	-	5.4
Dividends payable	4.0	3.0
Income taxes payable	14.3	12.9
Total current liabilities	159.9	143.2
Revolving lines of credit	105.4	105.5
Long-term non-revolving debt, net	226.1	256.2
Deferred income taxes	51.0	52.4
Other noncurrent liabilities	25.3	25.7
Total liabilities	567.7	583.0
Note 15 - Commitments and contingencies
Shareholders’ equity:
Preferred stock, par value $0.001, 2.0 shares authorized,
no shares issued or outstanding	-	-
Common stock, par value $0.001, 100.0 shares authorized,
33.5 and 33.4 shares issued; 33.0 and 33.1 outstanding at July 04, 2026 and January 03, 2026, respectively	-	-
Capital in excess of par value	448.1	442.9
Treasury stock, at cost, 0.5 and 0.3 shares, respectively	(24.3)	(13.6)
Accumulated other comprehensive loss	(48.2)	(36.9)
Retained earnings	572.7	539.1
Total shareholders’ equity	948.3	931.5
Total liabilities and shareholders’ equity	$1,516.0	$1,514.5

Helios Technologies Reports Second Quarter 2026 Results; Profitable Sales Growth Momentum Continues, Raising Full Year 2026 Outlook

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HELIOS TECHNOLOGIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

(Unaudited)

	For The Six Months Ended
	July 04, 2026	June 28, 2025
Cash flows from operating activities:
Net income	$41.6	$18.6
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	30.3	31.9
Loss on disposal of assets	0.1	0.1
(Gain) on sale of business, net of CTA loss	(0.4)	-
Stock-based compensation expense	4.2	2.9
Amortization of debt issuance costs	0.4	0.4
Benefit for deferred income taxes	(1.5)	(1.4)
Other, net	3.1	0.5
(Increase) decrease in, net of acquisitions:
Accounts receivable	(27.3)	(23.4)
Inventories	(7.9)	(1.7)
Income taxes receivable	5.6	6.5
Other current assets	(5.0)	2.1
Other assets	-	(1.3)
Increase (decrease) in, net of acquisitions:
Accounts payable	13.0	21.4
Accrued expenses and other liabilities	7.9	4.2
Income taxes payable	1.5	(2.8)
Other noncurrent liabilities	0.2	(2.0)
Net cash provided by operating activities	65.8	56.0
Cash flows from investing activities:
Capital expenditures	(18.0)	(11.5)
Proceeds from dispositions of property, plant and equipment	-	0.2
Business divestiture proceeds	0.4	-
Software development costs	(1.6)	(1.9)
Net cash used in investing activities	(19.2)	(13.2)
Cash flows from financing activities:
Borrowings on revolving credit facilities	80.5	20.6
Repayment of borrowings on revolving credit facilities	(78.0)	(38.4)
Repayment of borrowings on long-term non-revolving debt	(35.6)	(7.8)
Proceeds from stock issued	1.3	0.9
Treasury stock purchases	(10.6)	(6.5)
Dividends paid to shareholders	(6.9)	(6.0)
Payment of employee tax withholding on equity award vestings	(0.3)	(0.5)
Other financing activities	(1.0)	(0.8)
Net cash used in financing activities	(50.6)	(38.5)
Effect of exchange rate changes on cash and cash equivalents	(1.0)	4.6
Net (decrease) increase in cash and cash equivalents	(5.0)	8.9
Cash and cash equivalents, beginning of period	73.0	44.1
Cash and cash equivalents, end of period	$68.0	$53.0

Helios Technologies Reports Second Quarter 2026 Results; Profitable Sales Growth Momentum Continues, Raising Full Year 2026 Outlook

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HELIOS TECHNOLOGIES

SEGMENT DATA

(In millions)

(Unaudited)

	For The Three Months Ended		For The Six Months Ended
	July 04, 2026	June 28, 2025	July 04, 2026	June 28, 2025
Net sales:
Hydraulics	$146.4	$140.9	$285.6	$267.3
Electronics	85.5	71.6	174.7	140.7
Consolidated	$231.9	$212.5	$460.3	$408.0

Gross profit and margin:
Hydraulics	$50.6	$46.5	$94.9	$83.9
	34.6%	33.0%	33.2%	31.4%
Electronics	29.6	21.0	60.2	43.5
	34.6%	29.3%	34.4%	30.9%
Consolidated	$80.2	$67.5	$155.1	$127.4
	34.6%	31.8%	33.7%	31.2%

Operating income (loss) and margin:
Hydraulics	$28.9	$25.0	$52.3	$42.5
	19.7%	17.7%	18.3%	15.9%
Electronics	11.2	5.9	25.4	13.9
	13.1%	8.2%	14.5%	9.9%
Corporate and other	(7.6)	(9.0)	(15.3)	(17.4)
Consolidated	$32.5	$21.9	$62.4	$39.0
	14.0%	10.3%	13.6%	9.6%

Helios Technologies Reports Second Quarter 2026 Results; Profitable Sales Growth Momentum Continues, Raising Full Year 2026 Outlook

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HELIOS TECHNOLOGIES

Net Sales by Geographic Region and Segment

(In millions)

(Unaudited)

	2026
	Q1	% Change y/y	Q2	% Change y/y	YTD 2026	% Change y/y
Americas:
Hydraulics	$56.7	14%	$57.2	6%	$113.9	9%
Electronics	72.0	27%	63.0	17%	135.0	22%
Consol. Americas	128.7	21%	120.2	11%	248.9	16%
% of total	57%		52%		54%
EMEA:
Hydraulics	$49.2	30%	$51.8	12%	$101.0	20%
Electronics	8.6	39%	9.1	7%	17.7	20%
Consol. EMEA	57.8	31%	60.9	12%	118.7	20%
% of total	25%		26%		26%
APAC:
Hydraulics	$33.3	(14%)	$37.4	(8%)	$70.7	(11%)
Electronics	8.6	39%	13.4	43%	22.0	41%
Consol. APAC	41.9	(6%)	50.8	2%	92.7	(2%)
% of total	18%		22%		20%
Total	$228.4	17%	$231.9	9%	$460.3	13%

	2025
	Q1	% Change y/y	Q2	% Change y/y	Q3	% Change y/y	Q4	% Change y/y	Full Year	% Change y/y
Americas:
Hydraulics	$49.9	(11%)	$54.2	(9%)	$53.7	3%	$58.4	13%	$216.3	(1%)
Electronics	56.7	(2%)	53.7	(7%)	60.5	19%	65.0	32%	235.9	9%
Consol. Americas	106.6	(6%)	107.9	(8%)	114.2	11%	123.4	22%	452.2	4%
% of total	55%		51%		52%		59%		54%
EMEA:
Hydraulics	$37.9	(17%)	$46.1	8%	$41.2	12%	$43.3	35%	$168.5	7%
Electronics	6.2	(5%)	8.5	(6%)	9.8	49%	5.7	21%	30.1	13%
Consol. EMEA	44.1	(15%)	54.6	5%	51.0	18%	49.0	33%	198.6	8%
% of total	23%		26%		23%		23%		24%
APAC:
Hydraulics	$38.6	(6%)	$40.6	(6%)	$46.4	14%	$30.4	(15%)	$156.0	(3%)
Electronics	6.2	24%	9.4	27%	8.7	12%	7.9	32%	32.2	23%
Consol. APAC	44.8	(3%)	50.0	(2%)	55.1	14%	38.3	(8%)	188.2	1%
% of total	23%		23%		25%		18%		22%
Total	$195.5	(8%)	$212.5	(3%)	$220.3	13%	$210.7	17%	$839.0	4%

General note: items may not sum or recalculate due to rounding

Helios Technologies Reports Second Quarter 2026 Results; Profitable Sales Growth Momentum Continues, Raising Full Year 2026 Outlook

August 10, 2026 Page 11 of 15

HELIOS TECHNOLOGIES

Non-GAAP Adjusted Operating Income & Non-GAAP Adjusted Operating Margin Reconciliation

(In millions)

(Unaudited)

	For The Three Months Ended				For The Six Months Ended
	July 04, 2026	Margin	June 28, 2025	Margin	July 04, 2026	Margin	June 28, 2025	Margin
GAAP operating income	$32.5	14.0%	$21.9	10.3%	$62.4	13.6%	$39.0	9.6%
Acquisition-related amortization of intangible assets	7.5	3.2%	8.3	3.9%	15.1	3.3%	16.5	4.0%
Acquisition, divestiture, and financing- related expenses	-	0.0%	0.3	0.2%	0.1	0.0%	0.3	0.1%
Restructuring charges	1.3	0.6%	0.8	0.4%	1.8	0.4%	1.2	0.3%
Officer transition costs	-	0.0%	0.4	0.2%	-	0.0%	0.5	0.1%
Goodwill Impairment	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Other	-	0.0%	-	0.0%	-	0.0%	0.6	0.1%
Non-GAAP adjusted operating income	$41.3	17.8%	$31.8	15.0%	$79.5	17.3%	$58.0	14.2%
GAAP operating margin	14.0%		10.3%		13.6%		9.6%
Non-GAAP adjusted operating margin	17.8%		15.0%		17.3%		14.2%
Net sales	$231.9		$212.5		$460.3		$408.0

General note: items may not sum or recalculate due to rounding

Helios Technologies Reports Second Quarter 2026 Results; Profitable Sales Growth Momentum Continues, Raising Full Year 2026 Outlook

August 10, 2026 Page 12 of 15

Non-GAAP Adjusted EBITDA & Non-GAAP Adjusted EBITDA Margin Reconciliation

(In millions)

(Unaudited)

	For The Three Months Ended				For The Six Months Ended
	July 04, 2026	Margin	June 28, 2025	Margin	July 04, 2026	Margin	June 28, 2025	Margin
Net income	$21.9	9.4%	$11.4	5.3%	$41.6	9.0%	$18.6	4.6%
Interest expense, net	4.7	2.0%	7.0	3.3%	9.8	2.1%	14.4	3.5%
Income tax provision	6.2	2.7%	3.5	1.7%	12.1	2.6%	5.8	1.4%
Depreciation and amortization	15.2	6.6%	15.9	7.5%	30.3	6.6%	31.9	7.8%
EBITDA	$48.0	20.7%	$37.8	17.8%	93.8	20.3%	70.7	17.3%
Acquisition, divestiture, and financing-related expenses	-	0.0%	0.3	0.2%	0.1	0.0%	0.3	0.1%
Restructuring charges	1.3	0.6%	0.8	0.4%	1.8	0.4%	1.2	0.3%
Officer transition costs	-	0.0%	0.4	0.2%	-	0.0%	0.5	0.1%
Goodwill Impairment	-	0.0%	-	0.0%	-	0.0%	-	0.0%
(Gain) on sale of business - net of CTA loss	-	0.0%	-	0.0%	(0.4)	-0.1%	-	0.0%
Forward contract losses	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Change in fair value of contingent consideration	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Other	-	0.0%	0.1	0.0%	0.5	0.1%	0.6	0.2%
Adjusted EBITDA	$49.3	21.2%	$39.5	18.6%	$95.7	20.8%	$73.3	18.0%
GAAP net income margin	9.4%		5.3%		9.0%		4.6%
EBITDA margin	20.7%		17.8%		20.4%		17.3%
Adjusted EBITDA margin	21.2%		18.6%		20.8%		18.0%
Net sales	$231.9		$212.5		$460.3		$408.0

General note: items may not sum or recalculate due to rounding

Helios Technologies Reports Second Quarter 2026 Results; Profitable Sales Growth Momentum Continues, Raising Full Year 2026 Outlook

August 10, 2026 Page 13 of 15

HELIOS TECHNOLOGIES

Non-GAAP Adjusted Net Income & Non-GAAP Adjusted Net Income Per Diluted Share Reconciliation

(In millions)

(Unaudited)

	For The Three Months Ended				For The Six Months Ended
	July 04, 2026	Per Diluted Share	June 28, 2025	Per Diluted Share	July 04, 2026	Per Diluted Share	June 28, 2025	Per Diluted Share
GAAP net income	$21.9	$0.66	$11.4	$0.34	$41.6	$1.25	$18.6	$0.56
Amortization of intangible assets	8.1	0.24	8.8	0.26	16.3	0.49	17.5	0.53
Acquisition, divestiture, and financing-related expenses	-	-	0.3	0.01	0.1	-	0.3	0.01
Restructuring charges	1.3	0.04	0.8	0.03	1.8	0.06	1.2	0.04
Officer transition costs	-	-	0.4	0.01	-	-	0.5	0.01
(Gain) on sale of business, net of CTA loss	-	-	-	-	(0.4)	(0.01)	-	-
Other	-	-	0.1	-	0.4	0.01	0.6	0.02
Tax effect of above	(2.1)	(0.06)	(2.3)	(0.07)	(4.1)	(0.12)	(4.4)	(0.13)
Non-GAAP adjusted net income	$29.2	$0.88	$19.5	$0.59	$55.7	$1.68	$34.3	$1.03
GAAP net income per diluted share	$0.66		$0.34		$1.25		$0.56
Non-GAAP adjusted net income per diluted share	$0.88		$0.59		$1.68		$1.03

General note: items may not sum or recalculate due to rounding

Helios Technologies Reports Second Quarter 2026 Results; Profitable Sales Growth Momentum Continues, Raising Full Year 2026 Outlook

August 10, 2026 Page 14 of 15

HELIOS TECHNOLOGIES

Pro Forma Non-GAAP Net Sales Growth Reconciliation

(In millions)

(Unaudited)

	For The Three Months Ended			For The Six Months Ended
	July 04, 2026			July 04, 2026
	Hydraulics	Electronics	Consolidated	Hydraulics	Electronics	Consolidated
Net sales	$146.4	$85.5	$231.9	$285.6	$174.7	$460.3
Impact of foreign currency translation *	(2.4)	(0.5)	(2.9)	(7.7)	(0.8)	(8.5)
Net sales in constant currency	$144.0	$85.0	$229.0	$277.9	$173.9	$451.8

Net sales growth	5.5	13.9	19.4	18.3	34.0	52.3
% Change y/y	4%	19%	9%	7%	24%	13%
Growth in constant currency	3.1	13.4	16.5	10.6	33.2	43.9
% Change y/y	2%	19%	8%	4%	24%	11%
Pro forma growth in constant currency	18.1	13.4	31.5	39.8	33.2	73.1
% Change y/y	14%	19%	16%	17%	24%	19%

* The impact from foreign currency translation is calculated by translating current period activity at average prior period exchange rates.

	For The Three Months Ended			For The Six Months Ended
	June 28, 2025			June 28, 2025
	Hydraulics	Electronics	Consolidated	Hydraulics	Electronics	Consolidated
Net sales	$140.9	$71.6	$212.5	$267.3	$140.7	$408.0
Less: divestiture of CFP	(15.0)	-	(15.0)	(29.2)	-	(29.2)
Pro forma net sales	$125.9	$71.6	$197.5	$238.1	$140.7	$378.7

General note: items may not sum or recalculate due to rounding

Helios Technologies Reports Second Quarter 2026 Results; Profitable Sales Growth Momentum Continues, Raising Full Year 2026 Outlook

August 10, 2026 Page 15 of 15

Net Debt-to-Adjusted EBITDA Reconciliation

(In millions)

(Unaudited)

	As of	As of
	July 04, 2026	June 28, 2025
Current portion of long-term non-revolving debt, net	-	24.5
Revolving lines of credit	105.4	144.3
Long-term non-revolving debt, net	226.1	267.4
Total debt	331.5	436.2
Less: cash and cash equivalents	68.0	53.0
Net debt	263.5	383.2
TTM adjusted EBITDA	183.1	145.1
Ratio of net debt to TTM adjusted EBITDA	1.4	2.6

General note: items may not sum or recalculate due to rounding

Non-GAAP Financial Measures and Non-GAAP Forward-looking Financial Measures:

Adjusted operating income, adjusted operating margin, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, net debt-to-adjusted EBITDA, adjusted net income, adjusted diluted earnings per share, adjusted net income per diluted share, free cash flow, adjusted free cash flow, adjusted free cash flow conversion, sales in constant currency and pro forma sales are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP. Nevertheless, Helios believes that providing these specific Non-GAAP figures are important for investors and other readers of Helios financial statements, as they are used as analytical indicators by Helios management to better understand operating performance. These Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP and should not be considered a substitute for GAAP. Please carefully review the attached Non-GAAP reconciliations to the most directly comparable GAAP measures and the related additional information provided throughout. Because these metrics are Non-GAAP measures and are thus susceptible to varying calculations, these figures, as presented, may not be directly comparable to other similarly titled measures used by other companies. The Company does not provide a reconciliation of forward-looking Non-GAAP financial measures, such as adjusted EBITDA margin and adjusted diluted earnings per share, disclosed above in our 2026 Outlook, to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the Non-GAAP financial measures in future periods.